Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Phio Pharmaceuticals Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the Company’s financial condition and results of operations.

Dated: May 15, 2025

/s/ Robert J. Bitterman
Robert J. Bitterman
President and Chief Executive Officer
(Principal Executive Officer)

Dated: May 15, 2025

/s/ Robert M. Infarinato
Robert M. Infarinato
Vice President and Chief Financial Officer
(Principal Financial Officer)